EXHIBIT 23.2


                        CONSENT OF DELOITTE & TOUCHE LLP



We consent to the incorporation by reference in Legato Systems, Inc. Registration Statement Nos. 333-28405, 333-02378, 333-94306, 333-67031,
333-76923 and 333-84687 on Form S-8 and Nos. 333-64693 and 333-75581 on Form S-3
of our report on Qualix Group, Inc. dated July 24, 1997, appearing in the Annual Report on Form 10-K/A Amendment No. 2 of Legato Systems, Inc. for the year ended December 31, 1998.


DELOITTE & TOUCHE LLP

San Jose, California
December 1, 1999